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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                    -------
       Date of Report (Date of Earliest Event Reported): February 12, 2004

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-17017                      74-2487834
 (State or other jurisdiction   (Commission File Number)        (I.R.S. Employer
          of incorporation)                                  Identification No.)


                      One Dell Way, Round Rock, Texas 78682
          (Address of principal executive offices, including zip code)

                                  512-338-4400
              (Registrant's telephone number, including area code)





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The information in this Report, including the exhibit, is provided under Item 12 of Form 8-K and, pursuant to General Instruction B.6. thereunder, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


Item 7 -- Financial Statements and Exhibits.

(c) Exhibits -- The following exhibit is furnished as part of this Report:

         Exhibit 99.1 -- Text of Press Release issued by Dell Inc., dated
                         February 12, 2004.


Item 12 -- Results of Operations and Financial Condition

On February 12, 2004 Dell Inc. issued a press release announcing its financial results for the fiscal quarter ended January 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Report.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               DELL INC.


Dated:  February 12, 2004             By:  /s/ Robert W. Davis
                                           -----------------------------------
                                           Robert W. Davis
                                           Vice President, Corporate Finance
                                           (On behalf of the registrant and as
                                           principal accounting officer)

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                                 EXHIBIT INDEX

   Exhibit
     No.                              Description of Exhibit
     ---                              -----------------------

     99.1      --        Text of Press Release issued by Dell Inc., dated
                         February 12, 2004


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